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10/26/04                                                 TransFinancial Holdings, Inc.
04:56 PM                                                   CONSOLIDATED BALANCE SHEET
                                                               September 30, 2004



                                    TRANSFINANCIAL  TFH L&T CONS      PRESIS       OTHER      ELIMINATIONS    CONSOLIDATED
                                    ------------------------------------------------------------------------------------------------

                                                                 ASSETS

Current Assets:
  Cash and temporary cash investments   590,416.00            0.00           0.00          0.00          0.00    590,416.00
                                      -------------   -------------  ------------- -------------  ------------
    Total current assets                590,416.00            0.00           0.00          0.00          0.00    590,416.00
                                      -------------   -------------  ------------- -------------  ------------  ------------


Operating Property, at cost:
                                      -------------   -------------  ------------- -------------  ------------  ------------
                                      -------------   -------------  ------------- -------------  ------------  ------------
                                      -------------   -------------  ------------- -------------  ------------  ------------

                                      -------------   -------------  ------------- -------------  ------------  ------------
                                      -------------   -------------  ------------- -------------  ------------  ------------
    Total Assets                        590,416.00            0.00           0.00          0.00          0.00    590,416.00
                                      =============   =============  ============= =============  ============  ============
10/26/04                                                 TransFinancial Holdings, Inc.
04:56 PM                                                  CONSOLIDATED BALANCE SHEET
                                                             September 30, 2004



                                    TRANSFINANCIAL  TFH L&T CONS      PRESIS       OTHER      ELIMINATIONS    CONSOLIDATED
                                    ------------------------------------------------------------------------------------------------

                                                   LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities:
  Accounts payable                        3,193.69            0.00           0.00          0.00           0.00       3,193.69
  Other accrued expenses                507,222.31            0.00           0.00          0.00           0.00     507,222.31
                                      -------------   -------------  ------------- -------------   ------------   ------------
    Total current liabilities           510,416.00            0.00           0.00          0.00           0.00     510,416.00
                                      -------------   -------------  ------------- -------------   ------------   ------------

                                      -------------   -------------  ------------- -------------   ------------   ------------
    Total liabilities                   510,416.00            0.00           0.00          0.00           0.00     510,416.00
                                      -------------   -------------  ------------- -------------   ------------   ------------

Shareholders' Equity:
  Common stock                           76,338.52        1,000.00           0.00          0.00      (1,000.00)     76,338.52
  Additional paid-in capital          6,261,630.63   35,797,880.61           0.00          0.00 (35,797,880.61)  6,261,630.63
  Retained earnings                  28,809,508.49  (35,798,880.61)          0.00          0.00  35,798,880.61  28,809,508.49
  Treasury stock                    (35,067,477.64)           0.00           0.00          0.00           0.00 (35,067,477.64)
                                      -------------   -------------  ------------- -------------   ------------   ------------
    Total shareholders' equity           80,000.00            0.00           0.00          0.00           0.00      80,000.00
                                      -------------   -------------  ------------- -------------   ------------   ------------
    Total Liabilities & Shareholders'
      Equity                            590,416.00            0.00           0.00          0.00           0.00     590,416.00
                                      =============   =============  ============= =============  ============  ============

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